SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
              Current Report Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  December 15, 2000

                       Crys*Tel Telecommunications.com
                    -------------------------------------
            (Exact name of registrant as specified in its charter)

      FLORIDA                    000-27547                 33-0865003
     --------                     -------                  ----------
     (State or other            (Commission               (IRS Employer
     jurisdiction of            File Number)            Identification No.)
     incorporation)

          4275 Executive Square, Suite 1130
                La Jolla, California                         92037
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      (Address of principal executive offices)             (Zip Code)

             Registrant's telephone number, including area code:
                                (858) 791-1491

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ITEM 5.       OTHER EVENTS

The registrant may, at its option, report under this item any events, with respect to which this form, which the registrant deems of importance to security holders, does not otherwise call for information.

The registrant on pre-effective Schedule 14C dated December 15, 2000 filed the following information.


I.       NOTICE OF ACTIONS TAKEN BY WRITTEN CONSENT OF SHAREHOLDERS

         This Information Statement is being furnished on behalf of the Board of Directors of Crys*Tel Telecommunications.com, Inc. (the "Company"), a Florida corporation with principal offices at 4275 Executive Square, Suite 1130 La Jolla, California 92037. The Company's telephone number is (858) 791-1491.

         This Information Statement is being provided to inform all non-consenting shareholders of the corporate action that was approved by the holders of a majority of the Company's common stock (the "Common Stock").
On November 15, 2000, holders of record of 20,100,000 shares of the Company's Common Stock representing 60.39% of the Company's 33,284,783 outstanding shares of Common Stock, ratified the adoption of Amendment to the Company's Restated Articles of Incorporation, a 1-for-100 reverse split of the Company's Common Stock and Series A, Series B and Series C Preferred Stock (the "Reverse Split"). This written consent was obtained in lieu of a shareholders meeting.

         For more information on the action approved by the shareholders, see "Action Taken Pursuant to the Written Consent" below. This action was approved by holders of more than a majority of the Common Stock outstanding on November 15, 2000, and their written consent shall be effective once proper notice of these actions have been delivered to all non-consenting shareholders.

         The Company is sending this Information Statement to all shareholders of record as of November 15, 2000 ("Record Shareholders") and we will begin mailing these materials on November 30, 2000.

                                       By Order of the Board of Directors,

                                       /s/ Lorenzo Musa
                                       ----------------------------------
                                       Lorenzo Musa
                                       President and Chief Executive Officer

La Jolla, California
December 15, 2000

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WE ARE NOT ASKING YOU FOR A VOTING STATEMENT AND YOU ARE REQUESTED NOT TO SEND
US A VOTING STATEMENT.

II.      THE ACTION TAKEN PURSUANT TO THE WRITTEN CONSENT

         Ratification of the Adoption of the Amendment to Crys*Tel Telecommunications.com, Inc.'s Restated Articles of Incorporation on November 15, 2000, six consenting shareholders representing 20,100,000 shares of the Company's Common Stock or 60.39% of the Company's Outstanding Common Stock, 33,284,783 shares as of November 1, 2000, ratified the adoption of the Amendment to the Company's Restated Articles of Incorporation, a 1-for-100 reverse split of the Company's Common Stock and Series A, Series B and Series C Preferred Stock(the "Reverse Split").

         On November 1, 2000 the Board of Directors resolved to put forth the proposal to the shareholders to effect a reverse stock split of 1-for-100 through a Special Meeting of Shareholders. The following was disseminated to a majority of the shareholders of the Company.

         A Special Meeting (the "Special Meeting") of Shareholders of Crys*Tel Telecommunications.com, Inc. (the "Company") will be held on Wednesday, November 15, 2000, at 10:00 a.m., at Crys*Tel Telecommunications.com, Inc. office, 4275 Executive Square, Suite 1130, La Jolla, California 92037, for the following purposes:

              (1) To approve an Amendment (the "Amendment") to the Company's Restated Articles of Incorporation, as amended, to effect, if and when the Board of Directors deems appropriate (for the period of time beginning on the date the Amendment is approved by the shareholders and expiring at the Company's 2001 Annual Meeting of the Shareholders), a 1-for-100 reverse split of the Company's Common Stock and the three series of Preferred Stock A, B and C; and

              (2) To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

         Only shareholders of record at the close of business on November 1, 2000, will be entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof.

         A Voting Statement solicited by the Board of Directors is enclosed herewith. You are cordially invited to attend the Special Meeting. Whether or not you plan to attend the Special Meeting, please complete, sign, date and mail the enclosed voting card promptly in the enclosed postage-paid envelope. If you attend the Special Meeting, you may, if you wish, withdraw your Voting Statement and vote in person.

                                       By Order of the Board of Directors,

                                       /s/ Lorenzo Musa
                                       ----------------------------------
                                       Lorenzo Musa
                                       President and Chief Executive Officer

La Jolla, California
November 1, 2000


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                           YOUR VOTE IS IMPORTANT.
           WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON,
                  YOU ARE URGED TO COMPLETE, SIGN, DATE AND
                 PROMPTLY MAIL THE ENCLOSED VOTING STATEMENT
                  IN THE ACCOMPANYING POSTAGE PAID ENVELOPE.
        IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE VOTING STATEMENT
                        AND VOTE YOUR SHARES IN PERSON.
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

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Crys*Tel Telecommunications.com

Date:     January 16, 2001             By: /s/ Dr. Lorenzo Musa
                                           --------------------
                                           Chief Executive Officer


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